---------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         James W. Grisham
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley                   Harold J. Schaaff, Jr.
Asset Management Inc. and Morgan Stanley                VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand McNally
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle Trading L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

---------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                           U.S. REAL ESTATE PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

LETTER TO SHAREHOLDERS
-------

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry including real estate investment trusts ("REITs").

For the nine month and one year periods ended September 30, 1997, the Portfolio had total returns of 24.90% and 45.77%, respectively, for the Class A shares and 24.64% and 45.14%, respectively, for the Class B shares, compared to total returns of 18.22% and 40.50%, respectively, for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). From inception on February 24, 1995 to September 30, 1997, the average annual total return of Class A shares

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)
----------------------------------------------------

                                             TOTAL RETURNS(2)
                                 -----------------------------------------
                                                ONE       AVERAGE ANNUAL
                                    YTD        YEAR       SINCE INCEPTION
                                 ---------  -----------  -----------------
PORTFOLIO--CLASS A.............      24.90%      45.77%          33.27%
PORTFOLIO--CLASS B.............      24.64       45.14           36.57
INDEX--CLASS A.................      18.22       40.50           26.43
INDEX--CLASS B.................      18.22       40.50           30.90

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

was 33.27% compared to 26.43% for the Index. From inception on January 2, 1996 to September 30, 1997, the average annual total return of Class B shares was 36.57% compared to 30.90% for the Index.

The third quarter of this year will be remembered for two key reasons: a powerful rally in the month of September and mergers of public companies that may serve as a signal for an increased pace of merger activity in the sector.

The Index remained relatively flat throughout July and August as many observers awaited the typical post Labor Day flood of equity issuance. However, in September the Index rocketed up a full 8.7%, featuring only two negative days. Funds flowed to REITs from the entire spectrum of buyers including dedicated investors, growth and income funds, and value oriented investors. All sectors of the Index participated in the rally but the largest winners once again were the stocks in the office and hotel sectors, which provided total returns in the third quarter of 23.5% and 24.4%, respectively. These two sectors continue to benefit from a lack of new supply which has allowed owners to continue to increase both occupancies and rents. Given the difficulty in planning, zoning and obtaining financing for major urban office and hotel properties, we believe that this area of the real estate market may be able to continue to increase rents far into the recovery cycle. For the market overall, we anticipate that the month of October will involve a fair bit of digestion given this rally but remain on the lookout for the potential of a December rally that has characterized the market in each of the last three years.

We have previously discussed the activity of public REITs purchasing private real-estate companies, however this quarter featured some interesting public to public mergers. Two of the major deals involved companies controlled by Sam Zell. In the office sector, Equity Office Properties, the largest office REIT shocked the industry by entering into a friendly merger agreement with its biggest rival Beacon Properties in a $4.2 billion merger. In the multifamily sector, Zell's Equity Residential Properties merged with Phoenix based Evans Withycombe furthering the gap in size between it and the remainder of the multifamily REITs. Also in the quarter, Atlanta based Post Properties merged with Dallas based Columbus Properties to form a super-regional multifamily company focused on the development of Class A apartments. The increased pace and size of mergers have raised speculation of increased activity in the public to public merger arena. Although we anticipate more of these types of mergers we expect that the greatest growth in the public securities markets will be the result of public companies acquiring privately owned real estate assets by purchasing (with cash and/ or shares) individual assets, portfolios of assets or private companies. The most notable news in the public to private arena involved Starwood Lodging purchasing Westin Hotels for $1.8 billion.

REITs have continued raising equity at a record setting pace in 1997; year-to-date REITs have raised almost $15.5 billion in 125 separate transactions. This includes 13 initial public offerings raising over $4 billion of equity. Neither of these figures should be surprising. The existing REITs continue to purchase assets that were previously held by private owners and need to raise equity capital to pay for the purchases. Even when the seller receives shares in exchange for their properties the REITs will typically need to raise cash to de-lever the portfolio. The occurrence of IPOs is also predictable given the current arbitrage between the private real estate markets and the public markets.

With regard to the portfolio we made modest adjustments but did take the opportunity in the early part of the quarter to increase our overweightings in the office sector and the full-service hotel sector. As discussed above we believe these are the two best sectors in terms of their position within the real estate recovery cycle in the United States. In particular we added to our position in both Arden Realty and Carramerica Realty in the office sector. Arden is a large owner of office properties located in Southern California. In addition to taking advantage of a market in which supply remains constrained and properties can be purchased at attractive discounts to replacement costs, Arden's skills include a value added approach to operating and improving assets. They have specialized in acquiring poorly occupied assets and improving them by engaging in significant rehabilitation programs prior to re-leasing the office space. Carramerica has traditionally been part of the Portfolio due to its exposure to central business district office buildings but more recently they have recognized the potential for earning profit in the development of suburban office buildings. Finally, in the hotel sector we added to our position in Starwood Properties primarily due to the strength of their portfolio which is concentrated in upscale urban hotels. Clearly the recent acquisition of Westin has enhanced the value of the company by providing these hotels with one of the most attractive brand names in the hotel industry.

Russell C. Platt
PORTFOLIO MANAGER

Theodore R. Bigman
PORTFOLIO MANAGER

October 1997

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997

                                                                              VALUE
    SHARES                                                                    (000)
---------------                                                             ---------
COMMON STOCKS (94.0%)
 APARTMENT (19.5%)
        311,600    Avalon Properties, Inc. REIT                             $   9,270
        286,200    Bay Apartment Communities, Inc. REIT                        11,430
        471,800    Essex Property Trust, Inc. REIT                             16,425
         92,700    Gables Residental Trust REIT                                 2,515
        140,200    Merry Land & Investment Company, Inc. REIT                   3,093
        181,500    Oasis Residential, Inc. REIT                                 4,424
        358,010    Security Capital Atlantic, Inc. REIT                         8,010
        252,600    Walden Residential Properties, Inc.                          6,378
        654,898    Wellsford Real Properties, Inc.                             10,478
                                                                            ---------
                                                                               72,023
                                                                            ---------
 HEALTHCARE (6.3%)
        157,500    ARV Assisted Living, Inc.                                    1,979
         90,100    Health Care Property Investors, Inc. REIT                    3,491
        452,600    Nationwide Health Properties, Inc. REIT                     10,891
        194,000    Omega Healthcare Investors, Inc. REIT                        6,984
                                                                            ---------
                                                                               23,345
                                                                            ---------
 LAND (1.0%)
        589,684    Atlantic Gulf Communities Corp.                              3,686
                                                                            ---------
 LODGING/LEISURE (14.2%)
        469,400    American General Hospitality Corp. REIT                     13,671
        453,200    Extended Stay America, Inc.                                  6,798
        211,600    Felcor Suite Hotels, Inc. REIT                               8,689
        309,100    Host Marriot Corp.                                           7,032
        473,000    John Q Hammons Hotels, Inc., Class A                         4,139
        206,900    Starwood Lodging Trust REIT                                 11,884
                                                                            ---------
                                                                               52,213
                                                                            ---------
 MANUFACTURED HOME (6.7%)
        553,752    Chateau Communities, Inc. REIT                              16,336
        319,500    Manufactured Home Communities, Inc. REIT                     8,307
                                                                            ---------
                                                                               24,643
                                                                            ---------

                                                                              VALUE
    SHARES                                                                    (000)
---------------                                                             ---------

 OFFICE AND INDUSTRIAL (27.3%)
   INDUSTRIAL (2.0%)
        312,800    Pacific Gulf Properties, Inc. REIT                       $   7,429
                                                                            ---------
   OFFICE (25.3%)
        594,200    Arden Realty Group, Inc.                                    18,643
        293,400    Beacon Properties Corp. REIT                                13,441
        277,700    Brandywine Realty Trust REIT                                 6,648
        425,454    Brandywine Realty Trust REIT 144A                           10,184
        497,300    Brookfield Properties Corp.                                  8,691
        263,200    Brookfield Properties Corp. (Installment
                    Receipts-second installment: CAD 6.50/Shr due on
                    2/13/98)                                                    3,286
        494,500    CarrAmerica Realty Corp. REIT                               15,824
        610,000    Great Lakes, Inc. REIT                                      11,552
         62,500    Highwoods Properties, Inc.                                   2,211
        112,918    Trizec Hahn Corp. REIT                                       2,915
                                                                            ---------
                                                                               93,395
                                                                            ---------
  TOTAL OFFICE AND INDUSTRIAL                                                 100,824
                                                                            ---------
 RETAIL (16.2%)
   REGIONAL MALL (9.4%)
        566,100    First Union Real Estate REIT                                 7,784
      1,212,900    Taubman Centers, Inc. REIT                                  15,540
        265,700    Urban Shopping Centers, Inc. REIT                            8,502
        178,800    Westfield America, Inc. REIT                                 2,973
                                                                            ---------
                                                                               34,799
                                                                            ---------
   SHOPPING CENTER (6.8%)
        415,100    Burnham Pacific Property Trust REIT                          6,149
        439,200    Federal Realty Investment Trust REIT                        11,062
        213,200    Pan Pacific Retail Properties Inc.                           4,357
         18,200    Price, Inc. REIT                                               731
          2,200    Ramco-Gershenson Properties Trust REIT                          44
        201,200    Western Investment Real Estate Trust REIT                    2,716
                                                                            ---------
                                                                               25,059
                                                                            ---------
  TOTAL RETAIL                                                                 59,858
                                                                            ---------

                                                                              VALUE
    SHARES                                                                    (000)
---------------                                                             ---------
  SELF STORAGE (2.8%)
         46,200    Public Storage, Inc.                                     $   1,369
        302,000    Shurgard Storage Centers, Inc., Series A, REIT               8,833
                                                                            ---------
                                                                               10,202
                                                                            ---------
TOTAL COMMON STOCKS (Cost $297,786)                                           346,794
                                                                            ---------
PREFERRED STOCKS (0.7%)
 OFFICE (0.0%)
         33,150    Great Lakes, Inc. REIT                                          --
 SHOPPING CENTER (0.7%)
         81,600    First Washington Realty Trust, Series A                      2,428
                                                                            ---------
TOTAL PREFERRED STOCKS (Cost $2,285)                                            2,428
                                                                            ---------
CONVERTIBLE PREFERRED STOCKS (0.3%)
 LAND (0.3%)
        107,021    Atlantic Gulf Communities Corp. (Cost $1,070)                1,070
                                                                            ---------
    NO. OF
   WARRANTS
---------------
WARRANTS (0.4%)
 APARTMENT (0.0%)
         23,016    Security Capital Group, Class B, expiring 9/18/98              184
                                                                            ---------
 INDUSTRIAL (0.4%)
        184,843    Meridian Industrial Trust, Inc. REIT, expiring 2/23/99       1,606
                                                                            ---------
 LAND (0.0%)
         62,000    Atlantic Gulf Communities Corp., Class A, expiring
                    6/24/04                                                        --
         62,000    Atlantic Gulf Communities Corp., Class B, expiring
                    6/24/04                                                        --
         62,000    Atlantic Gulf Communities Corp., Class C, expiring
                    6/24/04                                                        --
                                                                            ---------
                                                                                   --
                                                                            ---------
TOTAL WARRANTS (Cost $300)                                                      1,790
                                                                            ---------

     FACE
    AMOUNT                                                                    VALUE
     (000)                                                                    (000)
---------------                                                             ---------
CORPORATE BOND (0.7%)
 OFFICE (0.7%)
$         2,934    Brookfield Properties Corp. 6.00%, 2/14/07
                    (Installment Receipts-second installment: CA$ 50.00
                    per debenture due at 2/13/98) (Cost $1,170)             $   2,495
                                                                            ---------
SHORT-TERM INVESTMENTS (4.0%)
 REPURCHASE AGREEMENT (4.0%)
         14,899    Chase Securities, Inc. 5.75%, dated 9/30/97, due
                    10/01/97, to be repurchased at $14,901 collateralized
                    by U.S. Treasury Notes, 5.875%, due 11/15/05, valued
                    at $15,289 (Cost $14,899)                                  14,899
                                                                            ---------
TOTAL INVESTMENTS (100.1%) (Cost $317,510)                                    369,476
                                                                            ---------
OTHER ASSETS AND LIABILITIES (-0.1%)
  Other Assets                                                                  4,433
  Liabilities                                                                  (4,812)
                                                                            ---------
                                                                                 (379)
                                                                            ---------
NET ASSETS (100%)                                                           $ 369,097
                                                                            ---------
                                                                            ---------
CLASS A:
---------
NET ASSETS                                                                   $349,942
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 20,071,712 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                                              $17.43
                                                                            ---------
                                                                            ---------
CLASS B:
---------
NET ASSETS                                                                    $19,155
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,101,645 outstanding $0.001 par value shares (authorized
  500,000,000 shares)                                                          $17.39
                                                                            ---------
                                                                            ---------

----------------------------------
REIT -- Real Estate Investment Trust